EXHIBIT 10.6

            A Severance Agreement has been executed by the Company and the indicated employee, substantially identical in all material respects to the form of Severance Agreement filed as Exhibit 10.6 to the Company's 2000 Annual Report on Form 10-K except as noted below.

EMPLOYEE	POSITION	DATE OF AGREEMENT

Gordon S. Borteck	Vice President, Organization and Human Resources	March 15, 2002
Alain Bouruet-Aubertot	Senior Vice President, Managing Director, Minteq	November 25, 2002
Michael A. Cipolla	Vice President - Controller and Chief Accounting Officer	March 1, 2001
Kirk G. Forrest	Vice President, General Counsel and Secretary	December 1, 2004
D. Randy Harrison	Vice President and Managing Director, Performance Minerals	March 15, 2002
William Kromberg	Vice President - Taxes	March 1, 2001
Kenneth Massimine	Senior Vice President, and Managing Director Paper PCC	March 1, 2001
Paul R. Saueracker	Chairman, President and Chief Executive Officer	January 1, 1997
John A. Sorel	Senior Vice President - Chief Financial Officer	March 1, 2001